UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 13, 2011

OPHTHALMIC IMAGING SYSTEMS
(Exact Name of Registrant as Specified in its Charter)

CALIFORNIA	1-11140	94-3035367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

221 Lathrop Way, Suite I Sacramento, California	95815
(Address of Principal Executive)	(Zip Code)

(Registrant’s telephone number, including area code): (916) 646-2020

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

During the year-end financial close process of fiscal 2010, Ophthalmic Imaging Systems (“Company”) discovered errors in its accounting treatment for certain warrants to purchase shares of the Company’s common stock and embedded conversion options issued in connection with a convertible note. Anti-dilution provisions present in all of these securities adjust the exercise price of the warrants and conversion price of the convertible debt if the Company sells any equity securities or securities convertible into equity, options or rights to purchase equity securities, at a per share selling price less than the exercise price pursuant to a weighted-average formula.  These anti-dilution provisions present in these securities result in these securities being classified as liabilities for fiscal years beginning after December 31, 2008 and as equity during previous periods. The Company had classified these securities as equity during the fiscal years ended December 2009, 2008, and 2007.

As a result, as previously reported, on March 17, 2011, with the recommendation of the Company’s management, the board of directors concluded that the Company’s financial statements as of and for the year ended December 31, 2009 included in the Company’s Annual Report on Form 10-K for that year, and the Company’s unaudited condensed consolidated financial statements for quarterly periods in 2010 and 2009 contained in the Company’s previously filed Quarterly Reports on Form 10-Q should no longer be relied upon and will be restated. After further review, the Company discovered errors in its accounting and valuation of warrants and embedded conversion options issued in connection with a convertible note issued on October 27, 2007. On April 13, 2011, with the recommendation of the Company’s management, the board of directors concluded that the Company’s financial statements as of and for the fiscal year ended December 31, 2008 and 2007 included in the Company’s Annual Reports on Form 10-K for those years should no longer be relied upon and will be restated.

The Company’s Audit Committee has discussed the matters disclosed in this Item 4.02 with its independent registered accounting firm, Perry-Smith LLP.

The Company has not amended, and does not intend to amend, its previously filed Annual Report on Form 10-K or its previously filed Quarterly Reports on Form 10-Q for the periods affected by the restatement adjustments.  The financial statements and related interim financial information contained in such reports is superseded by the information in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

The Company has filed an amendment to its Annual Report on Form 10-K for the fiscal year ended December 31, 2010 on July 1, 2011 to, among other things, add additional details to its description of the accounting reason for the restatement of its 2007 and 2008 consolidated financial statements.

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2011
OPHTHALMIC IMAGING SYSTEMS

By:	/s/ Gil Allon
Name:	Gil Allon
Title:	Chief Executive Officer